POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ Daniel S. McNamara Daniel S. McNamara

Dated June 17, 2020

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POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ David C. Brown David C. Brown

Dated June 22, 2020

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POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ Robert L. Mason Robert L. Mason

Dated June 17, 2020

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POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ Dawn M. Hawley Dawn M. Hawley

Dated June 18, 2020

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POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ Jefferson C. Boyce Jefferson C. Boyce

Dated June 17, 2020

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POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ Paul L. McNamara Paul L. McNamara

Dated June 17, 2020

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POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ Richard Y. Newton III Richard Y. Newton III

Dated June 22, 2020

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POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ Barbara B. Ostdiek Barbara B. Ostdiek

Dated June 22, 2020

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POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ Michael F. Reimherr Michael F. Reimherr

Dated June 17, 2020

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POWER OF ATTORNEY

The undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ John C. Walters John C. Walters

Dated June 22, 2020

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POWER OF ATTORNEY

The undersigned Officer of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Officer's name on his or her behalf, and said Officer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Officer might or could do personally in his or her capacity as aforesaid and said Officer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ Christopher K. Dyer Christopher K. Dryer

Dated June 19, 2020

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POWER OF ATTORNEY

The undersigned Officer of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (the "Trust"), whose signature appears below, hereby makes, constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Information Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of USAA Target Retirement 2020 Fund with and into USAA Target Retirement Income Fund, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust; and without limitation of the foregoing, the power and authority to sign said Officer's name on his or her behalf, and said Officer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Officer might or could do personally in his or her capacity as aforesaid and said Officer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature

/s/ James K. De Vries James K. De Vries

Dated June 22, 2020

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